COMMITMENTS AND CONTINGENT LIABILITIES - Future minimum payments to employees under employment contracts (Details 1) (Employment Contracts) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY
Employment Contract [Line Items]
2015	$ 6,728	41,094
2016	5,016	30,635
2017	3,217	19,650
2018	2,083	12,721
2019	1,727	10,548
2020 and thereafter	18,998	116,038
Total minimum employment contract payments	$ 37,769	230,686